Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

December 10, 2015

Jefferies LLC 520 Madison Avenue, 3rd Floor New York, New York, 10022

Independent Accountants’ Report
on Applying Agreed-Upon Procedures
Ladies and Gentlemen:
We have performed the procedures described below, which were agreed to by Jefferies LLC (the “Company” or the “Specified Party”) related to their evaluation of certain information with respect to a portfolio of small business loans in conjunction with the proposed offering of Marketplace Loan Trust, Series 2015-OD4 (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of these procedures is solely the responsibility of the Specified Party of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On December 7, 2015, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business December 4, 2015, with respect to 2,330 small business loans (the “Statistical Data File”).  At the Company’s instruction, we  (i)  selected the top 10 small business loans based on the current principal balance field set forth on the Statistical Data File (the “Top 10 Sample Loans”) and (ii) randomly selected an additional 40 small business loans (the “40 Random Sample Loans”) from the remaining small business loans set forth on the Statistical Data File.  The Top 10 Sample Loans and the 40 Random Sample Loans are collectively referred to as the “Sample Loans.”

In addition, on December 8, 2015, representatives of OnDeck Capital, Inc. (“OnDeck”), at the request of the Company, provided us with a supplemental data file containing certain additional loan information for each of the small business loans set forth on the Statistical Data File (the “Supplemental Data File”).  We were instructed by representatives of the Company to append the Statistical Data File with the information set forth on the Supplemental Data File.  The Statistical Data File, as adjusted, is hereinafter referred to as the “Data File.”

We performed certain comparisons and recomputations relating to the loan characteristics (the “Characteristics”) set forth on the Data File and indicated below for each Sample Loan.

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Characteristics
1.   Loan number (for informational purpose only)
2.   Funded date
3.   Original (first) payment date
4.   Last payment amount
5.   Second to last payment amount
6.   Third to last payment amount
7.   Original term to maturity
8.   Loan status
9.   Current principal balance
10. Industry type
11. Renewal status (new or renewal)

12. ACH collection indicator (yes/no)
13. OnDeck score at origination
14. Merchant name
15. Guarantor name
16. Original principal balance
17. Property state
18. Number of original scheduled payments
19. Personal guarantee indicator (yes/no)
20. Annual percentage rate (APR)
21. Maturity date

We compared Characteristics 2. through 13. to a query from the servicing system (the “Servicing System Query”), provided to us on December 8, 2015 by OnDeck, at the request of the Company.

We compared Characteristics 14. through 19. to the corresponding information set forth on or derived from the respective contracts or loan agreements (collectively, the “Contract”).

With respect to Characteristic 20., we recalculated the annual percentage rate using (i) the number of scheduled payments, daily payment amount or weekly payment amount (as applicable) and original principal balance (each as set forth on the Contract) and (ii) certain methodologies provided to us by OnDeck, on behalf of the Company.  We compared such recalculations to the annual percentage rate set forth on the Data File.

With respect to Characteristic 21., we recalculated the maturity date using (i) the original (first) payment date (as set forth on the Servicing System Query, except for Sample Loan numbers 12591581829892, 125949889183136, 125944993245203, 125900764522739 and 125895644310308, for which we were instructed by the Company to use the first scheduled payment of December 7, 2015 and Sample Loan numbers 125884991365290, 125841844424902 and 125535498488740, for which we were instructed by the Company to use the first scheduled payment of December 9, 2015), (ii) the number of original scheduled payments (as set forth on the Contract) and (iii) certain methodologies provided by OnDeck, at the request of the Company.  We compared such recalculations to the maturity date set forth on the Data File.  Further, for Sample Loan numbers 121623182350377 and 121854305151326, we were instructed to perform an additional procedure and subtract, from the recalculated maturity date, the quotient, rounded to the nearest integer, of (i) the “additional payment amount,” as set forth on the “Payment History” provided to us by OnDeck, at the request of the Company, divided by (ii) the “payment amount,” as set forth on the Contract.
For the purposes of our procedures and at the Company’s instruction, with respect to our comparison of Characteristic 20., differences of 0.05% or less are noted to be “in agreement”.

The loan documents described above, including the Servicing System Query, and any other related documents used in support of the Characteristics were provided to us by the Company or OnDeck, at the request of the Company, and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Data File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A.  Supplemental information is contained on Appendix B

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the small business loans underlying any of the data files or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the small business loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  The information provided to us, including the information set forth in the Data File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information.  Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.  We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Party identified above and is not intended to be and should not be used by anyone other than the Specified Party.

Yours truly,

/s/  Deloitte & Touche LLP

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated December 10, 2015.

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	Two differences in Maturity Date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated December 10, 2015

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Data File	Characteristic based on recalculations

1	121623182350377	Maturity Date	10/26/2016	10/27/2016
1	121854305151326	Maturity Date	8/25/2016	8/26/2016

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.